Pledged Assets and Collateral [Text Block]	6 Months Ended
Sep. 30, 2019
Text Block [Abstract]
Pledged Assets and Collateral [Text Block]
7.    PLEDGED ASSETS AND COLLATERAL
At September 30, 2019, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2019
(in millions)
Trading account securities	¥7,397,338
Investment securities	5,264,459
Loans	13,075,475
Other	39,010

Total	¥25,776,282

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2019
(in millions)
Deposits	¥260,151
Call money and funds purchased	6,314
Payables under repurchase agreements and securities lending transactions	12,014,688
Other short-term borrowings and long-term debt	13,478,750
Other	16,379

Total	¥25,776,282

At September 30, 2019, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets with a combined carrying value of ¥21,932,410 million were pledged for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.
The MUFG Group engages in
on-balance
sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.
At March 31, 2019 and September 30, 2019, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥1,276,897 million and ¥1,366,194 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥844,234 million and ¥963,909 million, respectively.